PennantPark Floating Rate Capital Ltd. Announces Financial Results for the Quarter Ended December 31, 2011

NEW YORK, NY -- (Marketwire - February 09, 2012) - PennantPark Floating Rate Capital Ltd. (NASDAQ: PFLT), "we," "our," "us" or "Company" today announces financial results for its first fiscal quarter ended December 31, 2011.

HIGHLIGHTS
Quarter Ended December 31, 2011
($ in millions, except per share amounts)

Assets and Liabilities:
  Investment portfolio                                             $  129.3
  Net assets                                                       $   93.7
  Net asset value per share                                        $  13.68
  Credit facility (cost $35.1)                                     $   34.7

Yield on debt investments at quarter-end                                8.3%

Operating Results:
  Net investment income                                            $    1.4
  Net investment income per share                                  $   0.20
  Short-term realized gains per share                              $   0.05
  Distributions declared per share                                 $   0.21

Portfolio Activity:
  Purchases of investments                                         $   39.3
  Sales and repayments of investments                              $   22.3

  Number of new portfolio companies invested                             13
  Number of existing portfolio companies invested                         2
  Number of portfolio companies at quarter-end                           45

CONFERENCE CALL AT 10:00 A.M. ET ON FEBRUARY 10, 2012

The Company will host a conference call at 10:00 a.m. (Eastern Time) on Friday, February 10, 2012 to discuss its quarterly financial results. All interested parties are welcome to participate. You can access the conference call by dialing (888) 417-8519 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2476. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through February 24, 2012 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #4803495.

PORTFOLIO AND INVESTMENT ACTIVITY

As of December 31, 2011, our portfolio totaled $129.3 million and consisted of $106.4 million of senior secured loans, $12.4 million of second lien secured debt, $10.5 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 84% variable-rate investments (including 78% with a London Interbank Offered Rate, or LIBOR, or prime floor) and 16% fixed-rate investments. Overall, the portfolio had unrealized depreciation of $3.0 million. Our overall portfolio consisted of 45 companies with an average investment size of $2.9 million, a weighted average yield on debt investments of 8.3%, and was invested 82% in senior secured loans, 10% in second lien secured debt and 8% in subordinated debt, preferred and common equity investments.

As of September 30, 2011, our portfolio totaled $110.7 million and consisted of $94.3 million of senior secured loans, $9.3 million of second lien secured debt, $7.1 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 84% variable-rate investments (including 78% with a LIBOR or prime floor) and 16% fixed-rate investments. Overall, the portfolio had unrealized depreciation of $4.1 million. Our overall portfolio consisted of 38 companies with an average investment size of $2.9 million, a weighted average yield on debt investments of 8.0%, and was invested 85% in senior secured loans, 9% in second lien secured debt and 6% in subordinated debt, preferred and common equity investments.

For the three months ended December 31, 2011, we invested $39.3 million in 13 new portfolio companies and 2 existing portfolio companies with a weighted average yield on debt investments of 9.4%. Sales and repayments of investments for the three months ended December 31, 2011 totaled $22.3 million.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three months ended December 31, 2011.

Investment Income

Investment income for the three months ended December 31, 2011 was $2.5 million and was primarily attributable to $2.0 million from senior secured loans, $0.3 million from second lien secured debt investments and $0.2 million from subordinated debt investments. We continue to find attractive investment opportunities and will rotate out of lower rate investments to higher rate loans.

Expenses

Expenses for the three months ended December 31, 2011 totaled $1.1 million. Base management fees for the same period totaled $0.3 million, Credit Facility related expenses totaled $0.3 million and general and administrative expenses totaled $0.5 million. We expect our base management fee and senior secured credit facility, or the Credit Facility, expenses to continue to increase as a result of growth in our portfolio and debt.

Net Investment Income

Net investment income totaled $1.4 million, or $0.20 per share, for the three months ended December 31, 2011.

Net Realized Gains or Losses

Sales and repayments of investments for the three months ended December 31, 2011 totaled $22.3 million and realized gains totaled $0.3 million due to sales and repayments of our debt investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the three months ended December 31, 2011, we reported unrealized appreciation on our investments of $1.1 million. As of December 31, 2011 and September 30, 2011, net unrealized depreciation on investments totaled $3.0 million and $4.1 million, respectively.

For the three months ended December 31, 2011, our Credit Facility value decreased by $0.4 million. As of December 31, 2011, net unrealized depreciation on our Credit Facility totaled $0.4 million. As of September 30, 2011, we had no appreciation or depreciation on our Credit Facility.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $3.1 million, or $0.45 per share, for the three months ended December 31, 2011. This increase in net assets from operations was due to the continued growth in net investment income as a result of the growth in our portfolio.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from our initial public offering, Credit Facility, cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of dividends and operating expenses, including management fees. We have used, and expect to continue to use, our Credit Facility proceeds, the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

On June 23, 2011, PennantPark Floating Rate Funding I, LLC, or Funding I, entered into the Credit Facility with affiliates of SunTrust Bank, or the Lender, an asset-backed commercial paper conduit administered by SunTrust Robinson Humphrey, Inc. The Credit Facility allows Funding I to borrow up to $100.0 million and contains an accordion feature whereby the Credit Facility can be expanded to $600.0 million, subject to satisfaction of certain conditions. As of December 31, 2011 and September 30, 2011, Funding I had $35.1 million and $24.7 million of outstanding borrowings under the Credit Facility, respectively, had an interest rate of 2.59% and 2.53%, respectively, excluding the 0.50% undrawn commitment fee, and had $64.9 million and $75.3 million available, respectively, subject to restrictions and covenants.

During the Credit Facility's first three years, or the revolving period, it bears interest at a commercial paper rate that approximates LIBOR plus 225 basis points, and after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years. The Credit Facility is secured by all of the assets held by Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

At December 31, 2011, we had cash equivalents of $4.7 million available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $11.3 million for the three months ended December 31, 2011, and our financing activities provided net cash proceeds of $9.0 million for the same period. Our operating activities used cash primarily from net investing that was provided from net draws under the Credit Facility.

DISTRIBUTIONS

During the three months ended December 31, 2011, we declared to stockholders distributions of $0.21 per share for total distributions of $1.4 million. Distributions are paid from taxable earnings and may include a return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the Securities and Exchange Commission.

AVAILABLE INFORMATION

The Company makes available on its website its report on Form 10-Q filed with the Securities and Exchange Commission and stockholders may find the report on our website at www.pennantpark.com.

           PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

                                              December 31,
                                                  2011        September 30,
                                               (unaudited)        2011
                                             --------------  --------------
Assets
Investments at fair value
  Non-controlled, non-affiliated
   investments, at fair value (cost--
   $132,364,633 and $114,829,621,
   respectively)                             $  129,328,344  $  110,724,241
Cash equivalents                                  4,661,292       6,987,450
Interest receivable                                 831,266         732,695
Receivable for investments sold                   7,922,500       2,467,500
Prepaid expenses and other assets                    97,978         163,374
                                             --------------  --------------
      Total assets                              142,841,380     121,075,260
                                             --------------  --------------
Liabilities
Distributions payable                               479,547         479,547
Payable for investments purchased                10,765,000         990,000
Unfunded investments                              2,161,880       2,323,250
Credit facility payable (cost--$35,100,000
 and $24,650,000, respectively)                  34,749,000      24,650,000
Interest payable on credit facility                 278,981         150,246
Management fee payable                              315,845         266,432
Accrued other expenses                              352,497         143,680
                                             --------------  --------------
      Total liabilities                          49,102,750      29,003,155
                                             --------------  --------------
Net Assets
Common stock, 6,850,667 shares are issued
 and outstanding. Par value $0.001 per share
 and 100,000,000 shares authorized.                   6,851           6,851
Paid-in capital in excess of par value           97,251,174      97,251,174
Distributions in excess of net investment
 income                                          (1,456,269)     (1,392,528)
Accumulated net realized gain on investments        622,163         311,988
Net unrealized depreciation on investments       (3,036,289)     (4,105,380)
Net unrealized depreciation on credit
 facility                                           351,000         −
                                             --------------  --------------
      Total net assets                       $   93,738,630  $   92,072,105
                                             --------------  --------------
      Total liabilities and net assets       $  142,841,380  $  121,075,260
                                             --------------  --------------
Net asset value per share                    $        13.68  $        13.44
                                             ==============  ==============

            PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF OPERATIONS
                                 (Unaudited)

                                                               Three Months
                                                                   Ended
                                                               December 31,
                                                                   2011
                                                              --------------
Investment income:
From non-controlled, non-affiliated investments:
    Interest                                                  $    2,467,028
                                                              --------------
Expenses:
    Base management fee                                              315,845
    Interest and expenses on the credit facility                     278,980
    Administrative services expenses                                 138,335
    Other general and administrative expenses                        358,969
                                                              --------------
    Total expenses                                                 1,092,129
                                                              --------------
    Net investment income                                          1,374,899
                                                              --------------
Realized and unrealized gain on investments and credit
 facility:
Net realized gain on non-controlled, non-affiliated
 investments                                                         310,175
Net change in unrealized appreciation on:
    Non-controlled, non-affiliated investments                     1,069,091
    Credit facility depreciation                                     351,000
                                                              --------------
    Net change in unrealized appreciation on investments and
     credit facility                                               1,420,091
                                                              --------------
Net realized and unrealized gain from investments and credit
 facility                                                          1,730,266
                                                              --------------
Net increase in net assets resulting from operations          $    3,105,165
                                                              ==============
Net increase in net assets resulting from operations per
 common share                                                 $         0.45
                                                              ==============
Net investment income per common share                        $         0.20
                                                              ==============

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

We may use words such as "anticipates," "believes," "expects," "intends," "seeks," "plans," "estimates" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
Reception: (212) 905-1000
www.pennantpark.com